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                                                                   EXHIBIT 10.07

                             SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of October 25, 2000, is by and among AUTODESK, INC. (the "Subordinated Creditor"), AVATECH SOLUTIONS, INC., AVATECH OF CALIFORNIA, INC., AVATECH OF CONNECTICUT, INC., AVATECH SOLUTIONS OF COLORADO, INC., AVATECH OF FLORIDA, INC., AVATECH OF MARYLAND, INC., AVATECH OF MICHIGAN, INC., AVATECH OF NEBRASKA, INC., AVATECH OF NEW JERSEY, INC., AVATECH OF NEW YORK, INC., AVATECH OF VIRGINIA, INC., and TECHNICAL LEARNINGWARE COMPANY, INC. (collectively the "Companies" or individually a "Company") and THE CIT GROUP/BUSINESS CREDIT, INC. (the "Lender").

                                   RECITALS:

     A. The Lender has agreed to make loans to the Companies pursuant to the terms of and as evidenced by that certain Financing Agreement, dated as October 25, 2000, as amended (if amended), by and between the Companies and the Lender (hereinafter such Financing Agreement as amended, extended, renewed, modified and/or replaced from time to time shall be referred to as the "Senior Financing Agreement").

     B. Because of the direct benefit to the Subordinated Creditor on account of the loans made pursuant to the Senior Financing Agreement, the Subordinated Creditor has agreed to enter into this Subordination Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01 CERTAIN DEFINED TERMS. For the purposes hereof:

          (a) "Lender" has the meaning set forth in the preamble hereof, and any other person that is the holder of Senior Obligations at such time, including, without limitation, any person holding Senior Obligations by assignment or pledge.

          (b) "Senior Obligations" means (i) the principal amount of, and accrued interest (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company) payable on, the Senior Financing Agreement, (ii) all liabilities and obligations, whenever arising, owing from any Company to the Lender, or any affiliate of the Lender, arising under

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     any interest rate protection agreement (including hedges, swaps, collars and caps) now or hereafter extended by the Lender or any of its affiliates to or for the benefit of any Company (the "Interest Rate Protection Agreements") and (iii) all other indebtedness, obligations and liabilities of the Companies to the Lender now existing or hereafter incurred or created, under or with respect to the Senior Financing Agreement or the Interest Rate Protection Agreements.

          (c) "Subordinated Creditor" has the meaning set forth in the preamble hereof.

          (d) "Subordinated Debt Instrument" means the promissory note in the amount of $2,960,645.77 issued by the Companies in favor of the Subordinated Creditor, as such promissory note is modified, amended or replaced from time to time.

          (e) "Subordinated Obligations" means any and all obligations of the Companies under the Subordinated Debt Instrument.

     1.02 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                                   ARTICLE II

                             TERMS OF SUBORDINATION

     2.01 SUBORDINATION.

          (a) The Subordinated Creditor agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly subordinated and junior in right and time of payment (as defined in subsection 2.01(b)) to all Senior Obligations.

          (b) "Subordinated and junior in right and time of payment" shall mean that:

              (i) Unless and until the Senior Obligations shall have been paid in full and satisfied, the Subordinated Creditor will not, without the express prior written consent of the Lender, take, demand or receive, and no Company will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or prepayment on or security or guaranty for the whole or any part of Subordinated Obligations, and without the express prior written consent of the Lender, the Subordinated Creditor will not accelerate the payment of the

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          Subordinated Obligations or accept any payments on account of any excess cash flow provisions set forth in the Subordinated Debt Instrument, or declare to be immediately due and payable, enforce or take any action to enforce or collect the Subordinated Obligations or any portion thereof or any security of guaranty therefor; PROVIDED, HOWEVER, the Subordinated Creditor shall be entitled to receive regularly scheduled current interest payments under the Subordinated Debt Instrument pursuant to, and in accordance with, the terms thereof so long as the Lender gives its written consent to the making of such payments.

              (ii) Until the Senior Obligations shall have been paid in full in cash and satisfied, the Subordinated Creditor shall not accelerate, declare to be immediately due and payable, enforce or take any action to enforce or collect, the Subordinated Obligations or any portion thereof or any security or guaranty therefor without the express prior written consent of the Lender except with respect to payments permitted by Section 2.01(b)(i) above.

              (iii) Except for payments permitted by Section 2.01(b)(i) above or
          Section 2.01(b)(iv) below, without the express written consent of the Lender, no payment, prepayment or distribution or any kind of character, whether in cash, property or securities (including without limitation, proceeds of collateral for the Subordinated Obligations), which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Subordinated Creditor upon or in respect of the Subordinated Obligations shall be paid to the Subordinated Creditor, and, the Subordinated Creditor shall not receive or accept any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been fully paid and satisfied in cash.

              (iv) Without limiting the generality of the foregoing provisions of this Section 2.01, in the event of any liquidation, termination, revocation or other winding-up of any Company, or in the event of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors or any proceeding by or against any Company for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension of indebtedness, then, and in any such event, all Senior Obligations shall first be paid in full in cash, before any payment or distribution is made in respect of the Subordinated Obligations, and any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Subordinated Creditor upon or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Lender if the

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          Senior Obligations have not been fully paid and satisfied in cash, and the Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been fully paid and satisfied in cash;
          PROVIDED, HOWEVER, that the Subordinated Creditor may receive payments permitted by Section 2.01(b)(i) above, and may retain securities that are subordinated to at least the same extent as the Subordinated Obligations to (A) the Senior Obligations and (B) any securities issued in exchange for the Senior Obligations.

     2.02 PAYMENTS RECEIVED BY SUBORDINATED CREDITOR. Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Subordinated Creditor in respect of the Subordinated Obligations, and such collection or receipt is not expressly permitted hereunder (it being understood that the Subordinated Creditor is expressly permitted hereunder to collect and receive payments and distributions made in respect of the Subordinated Obligations in accordance with the provisions of Section 2.01(b)(i)), the Subordinated Creditor will forthwith turn over the same to the Lender in the form received (except for endorsement or assignment by the Subordinated Creditor when necessary) and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Lender.

     2.03 SUBROGATION. After, but only after, the Lender shall have received, in satisfaction of the Senior Obligations, indefeasible payment in full in cash of the Senior Obligations, the Subordinated Creditor shall be subrogated to the rights of the Lender to receive payments on or distributions of assets with respect to the Senior Obligations.

     2.04 NO COLLATERAL, SECURITY, GUARANTIES OR OFFSETS. Until the Lender shall have received, in satisfaction of the Senior Obligations, payment in full in cash of the Senior Obligations, the Subordinated Creditor shall not, directly or indirectly, (i) take any additional collateral or security to secure the repayment of the Subordinated Obligations, (ii) accept any guaranties to guarantee the repayment of the Subordinated Obligations, or (iii) offset any present and/or future amounts owing by the Subordinated Creditor to any Company against any present and/or future amounts owing by any Company to the Subordinated Creditor (including, without limitation, the Subordinated Obligations).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.01 The Subordinated Creditor represents and warrants to the Lender that:

          (a) POWER AND AUTHORITY; AUTHORIZATION; NO VIOLATION. The Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement and, to the best of its knowledge, the execution of this Agreement does not require any approval or consent of any holders of any indebtedness or obligations of the Subordinated Creditor and will not violate any provision of law, governmental regulation, order or decree or any provision of any

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     indenture, mortgage, contract or other agreement to which the Subordinated
     Creditor is party or by which it or its assets are bound.

          (b) CONSENTS. To the best of its knowledge, no consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement.

          (c) BINDING OBLIGATION. This Agreement constitutes the legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                                   ARTICLE IV

                             MODIFICATION OF SENIOR
                              OBLIGATION; RELIANCE

     4.01 The Subordinated Creditor consents, without the necessity of any reservation of rights against it, and without notice to or further assent by it, to the following: (a) any demand for payment of any Senior Obligation may be continued, and the Senior Obligations or the liability of the Companies or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) the Senior Financing Agreement, the Interest Rate Protection Agreements, or any document or instrument evidencing or governing the terms of any other Senior Obligations or any collateral security documents or guaranties or documents in connection with the Senior Financing Agreement, the Interest Rate Protection Agreements or the Senior Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the Lender and the Companies may agree from time to time, and any collateral security at any time held by the Lender for payment under the Senior Financing Agreement or the Interest Rate Protection Agreements or otherwise of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Creditor, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Subordinated Creditor waives any and all notice of the creation, modification, renewal, extension or accrual of any of the Senior Obligations or any of the obligations under the Senior Financing Agreement or the Interest Rate Protection Agreements and notice of or proof of reliance by the Lender upon this Agreement, the Senior Financing Agreement, the Interest Rate Protection Agreements and the Senior Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Companies and the Lender shall be deemed to have been consummated in reliance upon this

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Agreement, except that the foregoing provisions shall not constitute an agreement to waive the notice provisions of Section 2.01(b)(i). The Subordinated Creditor acknowledges and agrees that the Lender has relied upon the subordination provided for herein in making certain credit facilities available under the Senior Financing Agreement. The Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                                    ARTICLE V

                  MODIFICATION OF SUBORDINATED DEBT INSTRUMENT

     5.01 Until the Senior Obligations have been paid in full, the Subordinated Creditor agrees that it will not, without the prior written consent of the Lender in each instance (i) amend, modify, waive or supplement the terms of the Subordinated Debt Instrument in a manner that increases or otherwise makes more onerous the obligations of the Companies thereunder with respect to the Subordinated Obligations, (ii) accept any security interest, lien or mortgage on any assets or property of any party to the Senior Financing Agreement as security for the Subordinated Obligations (except for liens subordinate to the liens in favor of the Lender) or (iii) accept any guaranty for purposes of guaranteeing the repayment of the Subordinated Obligations.

                                   ARTICLE VI

                    TRANSFER OF SUBORDINATED DEBT INSTRUMENT

     6.01 Until the Senior Obligations have been paid in full, the Subordinated Creditor agrees that it will not, without the prior written consent of the Lender in each instance, (a) sell, assign or otherwise transfer, in whole or in part, the Subordinated Debt Instrument or any interest in the foregoing to any other person or entity (PROVIDED, HOWEVER, that the Subordinated Creditor may so transfer the Subordinated Debt Instrument or any interest therein without the prior written consent of the Lender if the transferee agrees in writing to be bound by all of the terms of this Agreement as if it were a party to this Agreement) or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Debt Instrument.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.01 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising on the part of the Lender, from time to time, any right, power or privilege under the Senior Obligations, or any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any

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of the Senior Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     7.02 FURTHER ASSURANCES. The Subordinated Creditor agrees to execute and deliver such further documents and to do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

     7.03 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided therein, shall be deemed to have been fully given or made when delivered by hand, or five days after having been given by certified mail, return receipt requested or, in the case of telegraphic notice, when delivered to the telegraph company, or in the case of telex notice, when sent, answerback received, addressed as set forth on the signature pages of this Agreement by the parties hereto or to such address or other address as may be hereafter notified by the respective parties hereto.

     7.04 GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina applicable to contracts made and to be performed in such state, and shall be binding upon and inure to the benefit of the Lender, the Subordinated Creditor, the Companies and their respective successors, transferees and assigns, except that the Subordinated Creditor may not assign or transfer any of its obligations hereunder without the prior written consent of the Lender.

     7.05 COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

     7.06 WAIVERS, AMENDMENTS, ETC.. The subordination provisions contained herein are for the benefit of the Lender and its successors and assigns as holders from time to time of Senior Obligations and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Lender.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first above written.

                                              AUTODESK, INC.
ATTEST:

By  /s/ [ILLEGIBLE]                           By  /s/ [ILLEGIBLE]
  -------------------------                     -----------------------
Title Assistant Secretary                     Title V.P. Finance
     ----------------------                        --------------------
       (Corporate Seal)


                                              Address for Notices:

                                              -------------------------

                                              -------------------------
                                              Attn:
                                                   --------------------
                                              Fax No.
                                                      -----------------

     The undersigned agrees to comply with the provisions of this Subordination Agreement applicable to it and to make payment to the Subordinated Creditor only in strict accordance with the terms hereof.

                                         AVATECH SOLUTIONS, INC.

                                         By: /s/ A. Gary Rever, CFO
                                            ---------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title: Chief Financial Officer
                                               ------------------------

                                         AVATECH OF CONNECTICUT, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH SOLUTIONS OF COLORADO, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

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                                         AVATECH OF FLORIDA, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF MARYLAND, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF MICHIGAN, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEBRASKA, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEW JERSEY, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEW YORK, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF VIRGINIA, INC

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

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                                         TECHNICAL LEARNINGWARE
                                           COMPANY, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Name: A. Gary Rever
                                              -------------------------
                                         Title  Assistant Secretary
                                              -------------------------

Accepted and agreed to:
THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ [ILLEGIBLE]
   ------------------------------
Name: [ILLEGIBLE]
     ----------------------------
Title: ASSISTANT VICE PRESIDENT
      ---------------------------

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                                                              [AUTODESK(R) LOGO]

                                                            October 25, 2000

Avatech Solutions, Inc.
11403 Cronhill Drive, Suite A
Owings Mills, MD 21117

The CIT Group/Business Credit, Inc.
Two First Union Center
Charlotte, NC 28203-0337

Gentlemen:

Autodesk, Inc. ("Autodesk") has been informed by Avatech Solutions, Inc., Avatech of California, Inc., Avatech of Connecticut, Inc., Avatech Solutions of Colorado, Inc., Avatech of Florida, Inc., Avatech of Maryland, Inc., Avatech of Michigan, Inc., Avatech of Nebraska, Inc., Avatech of New Jersey, Inc., Avatech of New York, Inc., Avatech of Virginia, Inc., and Technical Learningware Company, Inc. (collectively, the "Borrowers" or individually a "Borrower") that The CIT Group/Business Credit, Inc. ("CIT") intends to make loans to the Borrowers (the "CIT Loans") to be secured by a first priority lien and security interest in all present and future Accounts, Documents of Title, General Intangibles, Pledged Stock and Other Collateral (as each of such terms is defined below) of each Borrower (hereinafter all such present and future Accounts, Documents of Title, General Intangibles, Pledged Stock and Other Collateral shall be referred to as the "CIT Collateral"). The security interest of CIT in Accounts will include a security interest in all proceeds of Inventory (as defined below) excluding any proceeds of Inventory generated on a liquidation or foreclosure sale of the Inventory by Autodesk after the occurrence of a default by the Borrowers in the performance of their obligations to Autodesk.

Autodesk hereby releases its liens and security interests in the CIT Collateral and agrees to execute any and all release documents (including all UCC-3 release financing statements) upon the making of the initial CIT Loan. Autodesk also agrees that it will not obtain any liens and/or security interests in the CIT Collateral for so long as any of the CIT Loans remain outstanding or CIT is obligated to make the CIT Loans.

Autodesk, Inc.    111 McInnis Parkway         main  415 507 5000
                  San Rafael, California
                  94903

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Page 2

For purposes of the foregoing, the following terms shall have the following meanings:

          ACCOUNTS shall mean all of each Borrower's now existing and future:
     (a) accounts (as defined in the UCC), and any and all other receivables (whether or not specifically listed on schedules furnished to CIT), including, without limitation, all accounts created by, or arising from, all of each Borrower's sales, leases, rentals of goods or renditions of services to its customers, including but not limited to, those accounts arising under any of any Borrower's trade names or styles, or through any of any Borrower's divisions; (b) any and all instruments, documents, chattel paper (including electronic chattel paper) (all as defined in the UCC); (c) unpaid seller's or lessor's rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (e) reserves and credit balances arising in connection with or pursuant hereto; (f) guarantees, supporting obligations, payment intangibles and letter of credit rights (all as defined in the UCC); (g) insurance policies or rights relating to any of the foregoing; (h) general intangibles pertaining to any and all of the foregoing (including all rights to payment, including those arising in connection with bank and non-bank credit cards), and including books and records and any electronic media and software thereto; (i) notes, deposits or property of account debtors securing the obligations of any such account debtors to any Borrower; and (j) cash and non-cash proceeds (as defined in the UCC) of any and all of the foregoing. Notwithstanding the foregoing, the term "Accounts" shall exclude any proceeds of Inventory generated on liquidation or foreclosure sale of the Inventory by Autodesk after the occurrence of a default by any Borrower in the performance of its obligations to Autodesk.

          COPYRIGHTS shall mean all of each Borrower's present and hereafter acquired copyrights, copyright registrations, recordings, applications, designs, styles, licenses, marks, prints and labels bearing any of the foregoing, goodwill, any and all general intangibles, intellectual property and rights pertaining thereto, and all cash and non-cash proceeds thereof.

          DOCUMENTS OF TITLE shall mean all of each Borrower's present and future documents (as defined in the UCC), and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto and all cash and non-cash proceeds of the foregoing.

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Page 3

          GENERAL INTANGIBLES shall mean all of each Borrower's present and hereafter acquired general intangibles (as defined in the UCC), and shall include, without limitation, all present and future right, title and interest in and to: (a) all Trademarks, tradenames, corporate names, business names, logos and any other designs or sources of business identities, (b) Patents, together with any improvements on said Patents, utility models, industrial models, and designs, (c) Copyrights, (d) trade secrets, (e) licenses, permits and franchises, (f) all applications with respect to the foregoing, (g) all right, title and interest in and to any and all extensions and renewals, (h) goodwill with respect to any of the foregoing, (i) any other forms of similar intellectual property, (j) all customer lists, contract rights, distribution agreements, supply agreements, blueprints, indemnification rights and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise, and all cash and non-cash proceeds thereof, including, without limitation, the proceeds or royalties of any licensing agreements between any Borrower and any licensee of any of any Borrower's General Intangibles.

          INVENTORY shall mean all of each Borrower's present and hereafter acquired inventory (as defined in the UCC) and including, without limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same in all stages of production from raw materials through work-in-process to finished goods and all proceeds thereof of whatever sort.

          OTHER COLLATERAL shall mean all of each Borrower now owned and hereafter acquired lockbox, blocked account and any other deposit accounts maintained with any bank or financial institutions into which the proceeds of CIT Collateral are or may be deposited; all cash and other monies and property in the possession or control of CIT; all books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the CIT Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon; and all cash and non-cash proceeds of the foregoing.

          PATENTS shall mean all of each Borrower's present and hereafter acquired patents, patent applications, registrations, any reissues or renewals thereof, licenses, any inventions and improvements claimed thereunder, and all general intangible, intellectual property and patent rights with respect thereto of each Borrower, and all income, royalties, cash and non-cash proceeds thereof.

          PLEDGED STOCK shall mean all present and future capital stock of each Borrower and each of its subsidiaries.

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Page 4

          TRADEMARKS shall mean all of each Borrower's present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, service marks, prints and labels (on which any of the foregoing may appear), licenses, reissues, renewals, and any other intellectual property and trademark rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all cash and non-cash proceeds thereof.

          UCC shall mean the Uniform Commercial Code as in effect from time to time in the state of North Carolina.

The agreements of Autodesk contained herein shall (i) be enforceable by each Borrower or CIT (or any successor to CIT or any person that acquires the CIT Loans), (ii) remain in full force and effect until the CIT Loans are paid in full and CIT is no longer obligated to make CIT Loans and (iii) not be affected by any changes to the terms regarding the CIT Loans or any documentation with respect thereto.

The validity, interpretation and enforcement of this agreement shall be governed by the laws of the state of North Carolina.

                                                AUTODESK, INC.


                                                By /s/ [ILLEGIBLE]
                                                  ---------------------
                                                Title V.P. Finance
                                                     ------------------

     Agreed to and accepted by the undersigned as of the 25th day of October, 2000.

                                                AVATECH SOLUTIONS, INC.


                                                By /s/ A. Gary Rever, CFO
                                                  ---------------------------
                                                Title Chief Financial Officer
                                                     ------------------------

                                                AVATECH OF CALIFORNIA, INC.


                                                By /s/ A. Gary Rever
                                                  ---------------------------
                                                Title Assistant Secretary
                                                     ------------------------

                                         AVATECH OF CONNECTICUT, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH SOLUTIONS OF COLORADO, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF FLORIDA, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF MARYLAND, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF MICHIGAN, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEBRASKA, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEW JERSEY, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF NEW YORK, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         AVATECH OF VIRGINIA, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         TECHNICAL LEARNINGWARE COMPANY, INC.

                                         By  /s/ A. Gary Rever
                                           ----------------------------
                                         Title  Assistant Secretary
                                              -------------------------

                                         THE CIT GROUP/BUSINESS CREDIT, INC.

                                         By  /s/ [ILLEGIBLE]
                                           ----------------------------
                                         Title ASSISTANT VICE PRESIDENT
                                              -------------------------